Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of CEELOX INC. (formerly, Nicaragua Rising Inc.), a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)
The Current Report on Form 10-Q for the quarterly period ended September 30, 2010 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:      November 12, 2010
                                  GERRY EUSTON
                                   Gerry Euston
                                   Chief Executive Officer and Acting Chief Financial Officer
                                   (Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Ceelox Inc. and will be retained by Ceelox Inc. and furnished to the Securities and Exchange Commission or its staff upon request.